Exhibit 99.1

BARNWELL INDUSTRIES, INC.	P R E S S
R E L E A S E
1100 Alakea Street, Suite 500
Honolulu, Hawaii 96813
Telephone (808) 531-8400
Fax (808) 531-7181
Website: www.brninc.com

Barnwell Industries, Inc. Announces Sale of its Water Drilling
Subsidiary for $1,050,000

Sale Will Streamline Parent Company Operations
to Focus on Oil and Natural Gas Business

HONOLULU, Mar. 17, 2025 -- Barnwell Industries, Inc. (NYSE American: BRN) (“Barnwell” or the “Company”) today announced the sale of its wholly owned subsidiary, Water Resources International, Inc. (“Water Resources”), a deep drilling and well pumping specialist in the exploration and development of groundwater resources for government, commercial and private clients in Hawaii, for $1,050,000.  Proceeds from the sale will be used for general corporate purposes, with a focus towards reinvestment in the Company’s oil and gas operations. Revenues from the divested business, which was represented as the Company’s Contract Drilling segment, totaled approximately $3,162,000 for the trailing-twelve-months ended December 31, 2024.

Strategic Rationale

This transaction represents a further step in Barnwell’s plan for streamlining its holding company operations, simplifying its corporate and accounting structure. This transaction will allow Barnwell’s Board to proceed with its plans to meaningfully decrease general and administrative expenses and public company costs, including implementing such steps as transitioning personnel to Calgary or elsewhere, reducing the Company’s legacy footprint in Hawaii.

The sale of Water Resources simplifies the equity story for Barnwell as investors will be able to focus on the significant opportunities the Company has identified in its oil and natural gas business. The combination of the proceeds from the sale of Water Resources and anticipated holding company savings also further improves Barnwell’s financial position and balance sheet, which has no bank debt.

Management Commentary

Mr. Craig D. Hopkins, Chief Executive Officer of Barnwell, commented, “The sale of Water Resources was an important strategic objective set by the Board of Directors that took significant time and effort to achieve.  I am pleased that the current management team was able work collaboratively to deliver on this important initiative to streamline our business, reduce fixed cost, and focus on higher return opportunities.”

Forward-Looking Statements

The information contained in this press release contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. A forward-looking statement is one which is based on current expectations of future events or conditions and does not relate to historical or current facts. These statements include various estimates, forecasts, projections of Barnwell’s future performance, statements of Barnwell’s plans and objectives, and other similar statements. Forward-looking statements include phrases such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates,” “assumes,” “projects,” “may,” “will,” “will be,” “should,” or similar expressions. Although Barnwell believes that its current expectations are based on reasonable assumptions, it cannot assure that the expectations contained in such forward-looking statements will be achieved. Forward-looking statements involve risks, uncertainties and assumptions which could cause actual results to differ materially from those contained in such statements. The risks, uncertainties and other factors that might cause actual results to differ materially from Barnwell’s expectations are set forth in the “Forward-Looking Statements,” “Risk Factors” and other sections of Barnwell’s annual report on Form 10-K for the last fiscal year and Barnwell’s other filings with the Securities and Exchange Commission. Investors should not place undue reliance on the forward-looking statements contained in this press release, as they speak only as of the date of this press release, and Barnwell expressly disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statements contained herein.

CONTACT:	Craig D. Hopkins
Chief Executive Officer and President
Phone: (403) 531-1560
Email: info@bocl.ca

Russell M. Gifford
Executive Vice President and Chief Financial Officer
Phone: (808) 531-8400
Email: rmg@brninc.com